Exhibit 99.1

JLG Industries, Inc.	Press Release FOR IMMEDIATE RELEASE
1 JLG Drive McConnellsburg, PA 17233-9533 Telephone (717) 485-5161 Fax (717) 485-6417 www.jlg.com	Contact: Juna Rowland Vice President — Corporate & Investor Relations (240) 313-1816, ir@jlg.com

JLG ENJOYS SUSTAINED STRONG DEMAND FOR ACCESS PRODUCTS

Revenues up 59 percent — Cash Flow from Operations of $101 Million

     McConnellsburg, PA, May 24, 2005 — JLG Industries, Inc. (NYSE: JLG) announced today consolidated revenues for the third quarter ended May 1, 2005 of $505 million, a 59 percent increase from prior year period revenues of $319 million. The Company reported net income of $22.7 million, or $0.47 per diluted share, compared with net income of $8.7 million, or $0.20 per diluted share, in the prior year. Adjusted to exclude the impact of integration expenses and expenses associated with the early extinguishment of debt, earnings for the third quarter were $0.56 per diluted share, a 133 percent increase, versus $0.24 per diluted share in the prior year. Cash flow from operations was $101 million for the quarter compared to a use of cash of $25 million in the prior year period.

     On a GAAP basis, the operating profit margin was 10.1 percent of revenues versus 7.4 percent in the comparable year-ago period, with operating income of $51.3 million and $23.6 million, respectively, for the same periods. Excluding integration expenses, third quarter operating income was $52.4 million or 10.4 percent of revenues, versus $26.5 million or 8.3 percent for the year-ago period. Net unrecovered steel costs declined to an estimated $8.3 million, before-tax, in the third quarter compared to the $26.8 million and $21.0 million reported in the first and second quarters, respectively. Net unrecovered steel costs represent estimated increases in steel and related commodity costs against fiscal 2004 baselines offset in part by increased customer pricing.

     “Our record revenue growth this quarter, led by strong sales of aerial products, reflects the continued robust demand for all our products,” said Bill Lasky, Chairman of the Board, President and Chief Executive Officer. “International sales grew 75 percent year-over-year and domestic sales increased by 54 percent. Our operating profit margin improvement reflects the full impact of pricing actions taken earlier in the year, the benefits of the OmniQuip synergies, Six Sigma initiatives, and ongoing productivity improvements. The order board has more than doubled sequentially to $665 million with delivery dates extending well into our 2006 fiscal year.”

Year-to-date Results

     For the first nine months of fiscal 2005, consolidated revenues were $1.17 billion, a 52 percent increase from the prior year period of $769 million. Unadjusted reported net income on a GAAP basis was $21.5 million, or $0.46 per

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JLG Industries, Inc. — page 2

diluted share, year-to-date versus $11.4 million, or $0.26, in the same period last year. Reflecting the high price of raw materials partly offset by price increases, operating income was $60.5 million for the current year-to-date period and $44.0 million for the prior year period. Before the impact of integration expenses, operating income increased to $64.7 million, or 5.5 percent of revenues, versus $55 million, or 7.2 percent in the comparable period last year. Adjusting for expenses associated with the impact of integration and early extinguishment of debt, earnings were $0.60 per diluted share versus $0.42 last year. On a year-to-date basis, cash flow from operations was $88 million compared to a use of cash of $45 million in the prior year period.

     The Company continued to improve key operating metrics, with trade receivable days sales outstanding reduced to 55 from 106 in the year-ago quarter, and inventory turns improving to 6.9 from 5.1. Net debt decreased by $264 million from the comparable period last year.

     “We were extremely pleased by the success of our equity offering during the quarter,” stated Jim Woodward, Executive Vice President and Chief Financial Officer. “We used the proceeds to repurchase a portion of our Senior Subordinated Notes and Senior Notes. These transactions, combined with our other business activities including $101 million in cash flow from operations, resulted in a quarter-end cash and marketable securities position of $172 million and a reduction in net debt-to-net debt plus shareholders’ equity ratio from 50 percent to 12 percent sequentially.”

Outlook

     “Economic activity, particularly commercial and non-residential construction activity, the primary drivers of equipment demand, continues at a healthy pace. Fleet age, rental and utilization rates for our type of equipment continues to drive demand in most all geographic regions and product lines,” commented Woodward. “Rental companies are continuing their strong pace of equipment refreshment propelled by some of the highest utilization rates they have seen since the last cycle peak in 2000. If historical patterns hold true, in the near- to mid-term, we should be moving from a strong cyclical recovery into an expansion phase as improving economic conditions in our principal markets and higher construction spending continue to drive demand. We also expect the continuing improvement of component availability to help drive operating efficiency gains.

     “In light of this outlook we now expect full year revenue growth of 40 to 45 percent versus our previously stated guidance of 30 to 35 percent. Adjusting for the expenses associated with the early extinguishment of debt and taking into consideration the dilutive effect of the equity offering, we expect full year results to be toward the upper end of our guidance range of $1.05 and $1.15 per share based on an annual weighted average of approximately 47.7 million diluted shares. Guidance for the full year on a GAAP basis remains in the $0.98 to $1.08 range.”

Dividend

     The Board of Directors of JLG Industries, Inc. today declared its regular, quarterly cash dividend of $.005 per common share. The dividend is payable on July 8, 2005 to shareholders of record June 17, 2005.

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JLG Industries, Inc. — page 3

Conference Call

     Management’s more detailed analysis of the Company’s quarterly results and financial condition will be provided during a conference call on Wednesday, May 25, 2005 at 9:00 a.m. Eastern Time. The call can be accessed via JLG’s website www.jlg.com, where it will be accompanied by a slide presentation, or by dialing (800) 901-5259. International participants should dial (617) 786-4514. Access code for both dial-in numbers is 53176156. Please dial into the conference call 10 minutes prior to the start. A replay of the conference call presentation will be available on the Company’s website.

About JLG

     JLG Industries, Inc. is the world’s leading producer of access equipment (aerial work platforms and telehandlers) and highway-speed telescopic hydraulic excavators. The Company’s diverse product portfolio encompasses leading brands such as JLG® aerial work platforms; JLG, SkyTrak®, Lull® and Gradall® telehandlers; Gradall excavators; and an array of complementary accessories that increase the versatility and efficiency of these products for end users. JLG markets its products and services through a multi-channel approach that includes a highly trained sales force, marketing, the Internet, integrated supply programs and a network of distributors. In addition, JLG offers world-class after-sales service and support for its customers in the industrial, commercial, institutional and construction markets. JLG’s manufacturing facilities are located in the United States, Belgium, and France with sales and service locations on six continents.

     This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: (i) general economic and market conditions, including political and economic uncertainty in areas of the world where we do business; (ii) varying and seasonal levels of demand for our products and services; (iii) limitations on customer access to credit for purchases; (iv) credit risks from our financing of customer purchases; (v) interest and foreign currency exchange rates; and (vi) costs of raw materials and energy, as well as other risks as detailed in the Company’s SEC reports, including the report on Form 10-Q for the quarter ended January 30, 2005.

     Adjustments to reported GAAP earnings, AFS operations as if accounted for under the equity method, as well as our disclosures of free cash flow, EBITDA and net debt are useful in analyzing operating performance, but should be used only in conjunction with financial performance reported in accordance with generally accepted accounting principles.

For more information, visit www.jlg.com.

NOTE: Information contained on our website is not incorporated by reference into this press release.
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JLG Industries, Inc. - Page 4

JLG INDUSTRIES, INC.
FINANCIAL DASHBOARD
(in thousands, except per share data and as otherwise identified)

	Quarter Ended			Fiscal Year	Quarter Ended				Fiscal Year
	May 1,	January 30,	October 31,	Ended	July 31,	April 25,	January 25,	October 26,	Ended
	2005	2005	2004	July 31, 2004	2004	2004	2004	2003	July 31, 2003
REVENUES AND PROFITABILITY
Revenues	$505,356	$353,434	$306,661	$1,193,962	$425,160	$318,687	$236,530	$213,585	$751,128
Gross profit margin	19.4%	15.3%	8.4%	18.9%	18.8%	20.0%	18.4%	17.9%	17.9%
EBITDA	53,786	27,111	2,185	105,660	38,363	30,336	19,769	17,192	62,949
Trailing twelve month EBITDA	121,445	97,995	90,653	105,660	105,660	86,678	71,220	68,885	62,949
Trailing twelve month EBITDA margin	7.6%	7.0%	7.0%	8.8%	8.8%	8.6%	8.0%	8.6%	8.4%
Operating income (loss)	51,267	17,607	(8,335)	75,906	31,879	23,598	10,663	9,766	36,321
Operating profit (loss) margin	10.1%	5.0%	-2.7%	6.4%	7.5%	7.4%	4.5%	4.6%	4.8%
Net income (loss) margin	4.5%	2.1%	-2.8%	2.2%	3.6%	2.7%	0.9%	0.2%	1.6%

Reported earnings (loss) per diluted share	$.47	$.17	$(.20)	$.61	$.35	$.20	$.05	$.01	$.29

IMPACT OF SELECTED ITEMS ON: (1)
income (expense)
PRE-TAX INCOME
Integration expenses - OmniQuip (in both Cost of sales (COS), Selling & administrative and product development (SA&PD))	$(1,141)	$(1,093)	$(1,896)	$(15,975)	$(5,022)	$(2,907)	$(4,145)	$(3,901)	$—
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	—	(119)	3	(1)	(58)	(63)	(4,040)
Net expenses on early extinguishment of debt	(6,276)	—	—	—	—	—	—	—	—
Currency effects (in Miscellaneous-net)	(961)	3,087	2,281	(2,309)	(1,171)	(1,938)	675	125	5,422
Bad debt charges (in SA&PD)	(1,364)	(1,948)	(1,132)	(11,560)	(3,819)	(2,376)	(4,273)	(1,092)	(7,024)
Inventory charges (in COS)	(1,279)	(308)	(1,592)	(4,519)	(1,374)	(196)	(1,622)	(1,327)	(4,463)
Early vesting incentives (in both COS, SA&PD)	(227)	(436)	(995)	(1,771)	—	(577)	(1,194)	—	—
Other Incentive pay (in both COS, SA&PD)	(7,384)	—	—	(16,923)	(12,065)	(4,858)	—	—	(2,605)
Restatement expenses (in SA&PD)	—	—	—	(1,264)	(206)	(1,058)	—	—	—
Estimated net unrecovered steel cost (in COS) (2)	(8,307)	(20,980)	(26,764)	(4,695)	(4,695)	—	—	—	—

NET INCOME
Integration expenses - OmniQuip (in both COS, SA&PD)	(687)	(692)	(1,191)	(10,160)	(3,194)	(1,860)	(2,591)	(2,504)	—
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	—	(76)	2	(1)	(36)	(40)	(3,333)
Net expenses on early extinguishment of debt	(3,778)	—	—	—	—	—	—	—	—
Currency effects (in Miscellaneous-net)	(579)	1,954	1,432	(1,469)	(745)	(1,240)	422	80	4,473
Bad debt charges (in SA&PD)	(821)	(1,233)	(711)	(7,352)	(2,429)	(1,521)	(2,671)	(701)	(5,795)
Inventory charges (in COS)	(770)	(195)	(1,000)	(2,874)	(874)	(125)	(1,014)	(852)	(3,682)
Benefit from change in effective income tax rate	—	—	—	—	—	—	—	—	2,051
Early vesting incentives (in both COS, SA&PD)	(137)	(276)	(625)	(1,126)	—	(369)	(746)	—	—
Other Incentive pay (in both COS, SA&PD)	(4,445)	—	—	(10,763)	(7,673)	(3,109)	—	—	(2,149)
Restatement expenses (in SA&PD)	—	—	—	(804)	(131)	(677)	—	—	—
Estimated net unrecovered steel cost (in COS) (2)	(5,001)	(13,280)	(16,808)	(2,986)	(2,986)	—	—	—	—

EARNINGS PER SHARE
Integration expenses - OmniQuip (in both COS, SA&PD)	(0.01)	(0.02)	(0.03)	(0.23)	(0.07)	(0.04)	(0.06)	(0.06)	—
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	—	—	—	—	—	—	(0.08)
Net expenses on early extinguishment of debt	(0.08)	—	—	—	—	—	—	—	—
Currency effects (in Miscellaneous-net)	(0.01)	0.04	0.03	(0.03)	(0.02)	(0.03)	0.01	—	0.10
Bad debt charges (in SA&PD)	(0.02)	(0.03)	(0.02)	(0.17)	(0.05)	(0.03)	(0.06)	(0.02)	(0.14)
Inventory charges (in COS)	(0.02)	—	(0.02)	(0.07)	(0.02)	—	(0.02)	(0.02)	(0.09)
Benefit from change in effective income tax rate	—	—	—	—	—	—	—	—	0.05
Early vesting incentives (in both COS, SA&PD)	—	(0.01)	(0.01)	(0.03)	—	(0.01)	(0.02)	—	—
Other Incentive pay (in both COS, SA&PD)	(0.09)	—	—	(0.24)	(0.17)	(0.07)	—	—	(0.05)
Restatement expenses (in SA&PD)	—	—	—	(0.02)	—	(0.02)	—	—	—
Estimated net unrecovered steel cost (in COS) (2)	(0.10)	(0.30)	(0.39)	(0.07)	(0.07)	—	—	—	—

BALANCE SHEET & LIQUIDITY MEASURES
Cash & cash equivalents	$97,531	$24,305	$66,498	$37,656	$37,656	$12,945	$18,125	$11,288	$132,809
Marketable securities	74,949	—	—	—	—	—	—	—	—
Trade accounts and finance receivables, net	377,190	354,350	333,316	400,597	400,597	413,000	365,745	331,682	302,021
Inventories	185,370	182,606	170,731	154,405	154,405	164,160	150,074	153,200	122,675
Total balance sheet debt	299,075	383,534	389,609	423,534	423,534	465,094	464,609	467,422	460,570
Limited recourse debt from finance receivables monetizations	70,586	77,601	85,733	121,794	121,794	135,453	150,283	153,541	164,940
Net debt (3)	59,248	286,092	242,381	269,553	269,553	323,186	303,408	310,498	171,103
Net debt (3) to total capitalization	12%	50%	47%	49%	49%	55%	55%	56%	41%
Maximum loss exposure under loss pool agreements related to both finance receivable monetizations and third-party financing	28,179	27,203	26,068	25,161	25,161	23,757	24,460	23,380	21,708
Equity	436,238	284,746	276,780	281,270	281,270	264,018	252,252	248,911	247,714
Working capital	451,660	340,786	328,671	340,552	340,552	353,696	336,107	321,950	382,763
Depreciation and amortization	7,488	6,958	7,088	25,681	5,070	7,359	6,766	6,486	19,937
Capital expenditures, net of retirements	490	2,010	2,653	11,978	3,597	2,094	2,858	3,429	10,324
Free cash flow (4)	226,844	(43,711)	27,172	(98,450)	53,633	(19,778)	7,090	(139,395)	27,781

FINANCIAL RATIOS
Days sales outstanding	55.4	83.7	92.0	78.4	78.4	106.0	115.4	106.0	102.7
Days payables outstanding	55.7	46.5	54.6	57.0	57.0	65.1	58.6	54.0	70.8
Inventory turnover (annualized)	6.9	6.4	5.9	5.8	5.8	5.1	4.6	3.8	3.4

(1)	Net of the quarter and annual effective tax rates. EPS is calculated by dividing the Net Income (Loss) amounts by the respective diluted shares for each period. Individual quarterly net income (loss) per diluted share may not equal the fiscal year EPS due to changes in the number of common shares outstanding during the year. Repositioning charges are reported in COS.

(2)	Net unrecovered steel cost is an estimate based upon a baseline average of steel prices per ton for various types of steel at the beginning of fiscal 2004 compared to the impact of steel prices incurred for various types of steel. These estimates include assumptions regarding the steel content of and sources of our products and their components. The steel price increases are netted against steel surcharges invoiced to our customers.

(3)	Net debt reflects total balance sheet debt plus off-balance sheet financing, less cash and limited recourse debt from finance receivables monetizations.

(4)	Free cash flow is defined as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt.

JLG Industries, Inc. - Page 5

JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(in thousands, except per share data)
(Quarterly data is unaudited)

	Quarter Ended			Fiscal Year	Quarter Ended				Fiscal Year
	May 1,	January 30,	October 31,	Ended	July 31,	April 25,	January 25,	October 26,	Ended
	2005	2005	2004	July 31, 2004	2004	2004	2004	2003	July 31, 2003
Revenues
Net sales	$499,899	$347,947	$302,131	$1,170,186	$418,605	$312,650	$230,539	$208,392	$724,819
Financial products	3,373	3,056	2,660	15,203	4,172	3,913	3,442	3,676	19,184
Rentals	2,084	2,431	1,870	8,573	2,383	2,124	2,549	1,517	7,125

	505,356	353,434	306,661	1,193,962	425,160	318,687	236,530	213,585	751,128
Cost of sales	407,464	299,462	280,966	968,562	345,110	255,050	193,083	175,319	616,686

Gross profit	97,892	53,972	25,695	225,400	80,050	63,637	43,447	38,266	134,442
Gross profit margin	19.4%	15.3%	8.4%	18.9%	18.8%	20.0%	18.4%	17.9%	17.9%
Selling and administrative expenses	39,524	30,810	28,122	128,465	42,348	34,052	28,349	23,716	79,225
Selling & administrative %	7.8%	8.7%	9.2%	10.8%	10.0%	10.7%	12.0%	11.1%	10.5%
Product development expenses	7,101	5,555	5,908	21,002	5,807	5,987	4,435	4,773	16,142
Product development %	1.4%	1.6%	1.9%	1.8%	1.6%	1.9%	1.9%	2.2%	2.1%
Restructuring charges	—	—	—	27	16	—	—	11	2,754

Income (loss) from operations	51,267	17,607	(8,335)	75,906	31,879	23,598	10,663	9,766	36,321
Operating (loss) profit margin	10.1%	5.0%	-2.7%	6.4%	7.5%	7.4%	4.5%	4.6%	4.8%
Other income (deductions):
Interest expense	(8,554)	(8,322)	(8,996)	(38,098)	(9,274)	(9,400)	(9,548)	(9,876)	(27,985)
Miscellaneous, net	(4,969)	2,546	3,432	4,073	1,414	(621)	2,340	940	6,691

Income (loss) before taxes	37,744	11,831	(13,899)	41,881	24,019	13,577	3,455	830	15,027
Income tax provision (benefit)	15,022	4,347	(5,170)	15,232	8,748	4,890	1,297	297	2,635

Net income (loss)	$22,722	$7,484	$(8,729)	$26,649	$15,271	$8,687	$2,158	$533	$12,392

Return on revenues	4.5%	2.1%	-2.8%	2.2%	3.6%	2.7%	0.9%	0.2%	1.6%

Earnings (loss) per common share	$.48	$.17	$(.20)	$.62	$.36	$.20	$.05	$.01	$.29

Earnings (loss) per common share - assuming dilution	$.47	$.17	$(.20)	$.61	$.35	$.20	$.05	$.01	$.29

Cash Dividends per share	$.005	$.005	$.005	$.020	$.005	$.005	$.005	$.005	$.020

Average basic shares outstanding	47,091	43,798	43,277	42,860	42,955	42,836	42,791	42,656	42,601

Average diluted shares outstanding	48,287	44,988	43,277	44,032	44,191	44,013	44,152	43,575	42,866

JLG Industries, Inc. - Page 6

JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(in thousands, except per share data)
(Quarterly data is unaudited)

	May 1,	January 30,	October 31,	July 31,	April 25,	January 25,	October 26,	July 31,
	2005	2005	2004	2004	2004	2004	2003	2003
ASSETS
Current assets
Cash and cash equivalents	$97,531	$24,305	$66,498	$37,656	$12,945	$18,125	$11,288	$132,809
Marketable securities	74,949	—	—	—	—	—	—	—
Trade accounts and finance receivables, net	377,190	354,350	333,316	400,597	413,000	365,745	331,682	302,021
Inventories	185,370	182,606	170,731	154,405	164,160	150,074	153,200	122,675
Other current assets	58,753	47,466	45,739	41,058	42,086	27,441	54,252	46,474

Total current assets	793,793	608,727	616,284	633,716	632,191	561,385	550,422	603,979
Property, plant and equipment, net	78,270	82,387	89,443	91,504	88,277	90,862	92,525	79,699
Equipment held for rental, net	27,220	23,163	26,842	21,190	18,687	22,903	18,236	19,651
Finance receivables, less current portion	31,836	36,992	39,002	33,747	28,797	22,882	30,484	31,156
Pledged finance receivables, less current portion	40,459	50,372	56,413	86,559	95,851	105,915	114,382	119,073
Goodwill	63,134	63,165	63,017	62,885	66,501	66,501	66,450	29,509
Intangible assets, net	33,465	33,848	34,590	35,240	32,979	33,709	34,448	—
Other assets	56,848	80,420	66,991	62,603	66,434	67,961	66,002	53,135

	$1,125,025	$979,074	$992,582	$1,027,444	$1,029,717	$972,118	$972,949	$936,202

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	$1,552	$3,744	$1,788	$1,729	$14,843	$1,758	$2,278	$1,472
Current portion of limited recourse debt from finance receivables monetizations	29,708	26,660	26,725	32,585	37,086	40,824	40,153	45,279
Accounts payable	194,588	139,742	150,600	139,990	123,984	92,762	68,197	83,408
Accrued expenses	116,285	97,795	108,500	118,860	102,582	89,934	117,844	91,057

Total current liabilities	342,133	267,941	287,613	293,164	278,495	225,278	228,472	221,216
Long-term debt, less current portion	226,937	302,189	302,088	300,011	314,798	312,568	311,603	294,158
Limited recourse debt from finance receivables monetizations, less current portion	40,878	50,941	59,008	89,209	98,367	109,459	113,388	119,661
Accrued post-retirement benefits	30,801	30,423	30,211	29,666	28,798	27,998	27,199	26,179
Other long-term liabilities	24,116	23,536	21,362	20,542	30,501	30,487	29,790	15,160
Provisions for contingencies	23,922	19,298	15,520	13,582	14,740	14,076	13,586	12,114
Shareholders’ equity
Capital stock:
Authorized shares: 100,000 at $.20 par value Issued shares: 50,975; fiscal 2004 - 43,903; fiscal 2003 - 43,367	10,195	8,940	8,907	8,781	8,732	8,712	8,683	8,673
Additional paid-in capital	163,974	37,087	35,111	29,571	25,883	24,725	23,789	23,597
Retained earnings	275,077	252,579	245,319	254,268	239,215	230,746	228,806	228,490
Unearned compensation	(2,642)	(3,433)	(4,019)	(5,333)	(2,856)	(3,796)	(5,145)	(5,428)
Accumulated other comprehensive loss	(10,366)	(10,427)	(8,538)	(6,017)	(6,956)	(8,135)	(7,222)	(7,618)

Total shareholders’ equity	436,238	284,746	276,780	281,270	264,018	252,252	248,911	247,714

	$1,125,025	$979,074	$992,582	$1,027,444	$1,029,717	$972,118	$972,949	$936,202

JLG Industries, Inc. - Page 7

JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOW
(in thousands)
(Quarterly data is unaudited)

	Quarter Ended			Fiscal Year		Quarter Ended			Fiscal Year
	May 1,	January 30,	October 31,	Ended	July 31,	April 25,	January 25,	October 26,	Ended
	2005	2005	2004	July 31, 2004	2004	2004	2004	2003	July 31, 2003
OPERATIONS
Net income (loss)	$22,722	$7,484	$(8,729)	$26,649	$15,271	$8,687	$2,158	$533	$12,392
Adjustments to reconcile net income (loss) to cash flow from operating activities:
(Gain) loss on sale of property, plant and equipment	(22)	(19)	161	319	52	214	(240)	293	266
(Gain) loss on sale of equipment held for rental	(1,286)	(5,334)	(1,300)	(12,451)	(12,568)	(1,247)	44	1,320	(6,794)
Non-cash charges and credits:
Depreciation and amortization	7,488	6,958	7,088	25,681	5,070	7,359	6,766	6,486	19,937
Other	6,225	3,965	2,749	17,006	(1,173)	5,977	8,548	3,654	7,869
Changes in selected working capital items:
Accounts receivable	(16,355)	(29,659)	62,217	(66,296)	18,059	(57,552)	(27,823)	1,020	(35,324)
Inventories	(3,463)	(11,758)	(16,368)	9,188	13,060	(14,053)	3,296	6,885	43,137
Accounts payable	54,834	(10,833)	10,554	33,207	11,982	31,428	24,751	(34,954)	(46,026)
Other operating assets and liabilities	7,188	(2,340)	(12,560)	13,506	21,266	(3,515)	(4,289)	44	(12,706)
Changes in finance receivables	1,944	6,970	(8,496)	(6,112)	(6,756)	(2,181)	1,770	1,055	40,487
Changes in pledged finance receivables	(248)	(917)	1,391	(14,866)	224	1,537	(1,175)	(15,452)	(114,271)
Changes in other assets and liabilities	21,946	(12,920)	(1,147)	(11,090)	(4,408)	(1,921)	(862)	(3,899)	(3,295)

Cash flow from operating activities	100,973	(48,403)	35,560	14,741	60,079	(25,267)	12,944	(33,015)	(94,328)

INVESTMENTS
Purchases of property, plant and equipment	(1,342)	(2,072)	(2,895)	(12,387)	(3,522)	(2,435)	(2,619)	(3,811)	(10,806)
Proceeds from sale of property, plant and equipment	874	81	81	90	(127)	127	1	89	216
Purchases of equipment held for rental	(6,719)	(8,851)	(10,089)	(26,689)	(10,246)	(4,491)	(9,743)	(2,209)	(16,342)
Proceeds from sale of equipment held for rental	3,103	16,037	4,150	33,269	20,563	8,008	3,557	1,141	19,063
Purchases of held-to-maturity securities	(224,987)	—	—	—	—	—	—	—	—
Maturities of held-to-maturity securities	150,038	—	—	—	—	—	—	—	—
Cash portion of acquisitions	—	(105)	—	(109,557)	(14,186)	—	—	(95,371)	—
Other	503	(56)	(46)	333	(27)	507	(101)	(46)	(689)

Cash flow from investing activities	(78,530)	5,034	(8,799)	(114,941)	(7,545)	1,716	(8,905)	(100,207)	(8,558)

FINANCING
Net issuance (repayment) of short-term debt	(1,961)	1,955	58	27	(13,115)	13,084	(536)	594	(13,497)
Issuance of long-term debt	26,002	45,038	85,016	351,999	181,999	71,000	77,000	22,000	404,283
Repayment of long-term debt	(99,374)	(45,140)	(85,092)	(362,506)	(196,202)	(67,099)	(77,119)	(22,086)	(279,647)
Issuance of limited recourse debt	—	—	—	13,979	—	—	3,108	10,871	117,383
Repayment of limited recourse debt	—	—	—	(253)	—	—	—	(253)	(118)
Payment of dividends	(224)	(224)	(220)	(871)	(219)	(218)	(218)	(216)	(859)
Net proceeds from issuance of common stock	119,534	—	—	—	—	—	—	—	—
Exercise of stock options	6,714	1,276	5,086	2,414	276	1,242	746	150	93

Cash flow from financing activities	50,691	2,905	4,848	4,789	(27,261)	18,009	2,981	11,060	227,638

CURRENCY ADJUSTMENTS
Effect of exchange rate changes on cash	92	(1,729)	(2,767)	258	(562)	362	(183)	641	1,852

CASH AND CASH EQUIVALENTS
Net change in cash and cash equivalents	73,226	(42,193)	28,842	(95,153)	24,711	(5,180)	6,837	(121,521)	126,604
Beginning balance	24,305	66,498	37,656	132,809	12,945	18,125	11,288	132,809	6,205

Ending balance	$97,531	$24,305	$66,498	$37,656	$37,656	$12,945	$18,125	$11,288	$132,809

JLG Industries, Inc. - Page 8

JLG INDUSTRIES, INC.
CONSOLIDATED SELECTED SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)
(Quarterly data is unaudited)

	Quarter Ended			Fiscal Year	Quarter Ended				Fiscal Year
	May 1,	January 30,	October 31,	Ended	July 31,	April 25,	January 25,	October 26,	Ended
	2005	2005	2004	July 31, 2004	2004	2004	2004	2003	July 31, 2003
SEGMENT INFORMATION REVENUES:
Machinery	$437,595	$281,220	$252,532	$973,610	$351,123	$261,263	$192,266	$168,958	$594,484
Equipment Services	64,313	69,070	51,350	204,454	69,559	53,258	40,822	40,815	136,737
Access Financial Solutions	3,448	3,144	2,779	15,898	4,478	4,166	3,442	3,812	19,907

	$505,356	$353,434	$306,661	$1,193,962	$425,160	$318,687	$236,530	$213,585	$751,128

SEGMENT PROFIT (LOSS):
Machinery	$51,995	$9,533	$(13,340)	$70,844	$27,520	$25,190	$11,541	$6,593	$25,513
Equipment services	17,867	19,711	15,767	59,760	20,725	15,158	12,809	11,068	27,119
Access Financial Solutions	1,211	712	194	1,695	990	694	(273)	284	3,990
General corporate expenses	(21,254)	(13,801)	(13,249)	(67,308)	(19,898)	(20,229)	(16,088)	(11,093)	(32,001)

Segment profit (loss)	49,819	16,155	(10,628)	64,991	29,337	20,813	7,989	6,852	24,621
Add: AFS’ interest expense	1,448	1,452	2,293	10,915	2,542	2,785	2,674	2,914	11,700

Operating Income (Loss)	$51,267	$17,607	$(8,335)	$75,906	$31,879	$23,598	$10,663	$9,766	$36,321

PRODUCT GROUP REVENUES
Aerial work platforms	$278,071	$171,517	$124,523	$562,056	$217,425	$146,017	$109,354	$89,260	$428,564
Telehandlers	141,660	92,490	119,668	358,865	117,510	99,439	69,908	72,008	117,475
Excavators	17,864	17,213	8,341	52,689	16,188	15,807	13,004	7,690	48,445
After-sales service and support, including parts sales, and used and reconditioned equipment sales	62,304	66,727	49,599	196,576	67,482	51,387	38,273	39,434	130,335
Financial products	3,373	3,056	2,660	15,203	4,172	3,913	3,442	3,676	19,184
Rentals	2,084	2,431	1,870	8,573	2,383	2,124	2,549	1,517	7,125

	$505,356	$353,434	$306,661	$1,193,962	$425,160	$318,687	$236,530	$213,585	$751,128

GEOGRAPHIC REVENUES
United States	$379,624	$256,027	$238,733	$923,696	$327,498	$246,985	$177,542	$171,671	$546,494
Europe	86,224	56,819	36,863	178,392	66,076	48,079	40,286	23,951	145,038
Other international	39,508	40,588	31,065	91,874	31,586	23,623	18,702	17,963	59,596

	$505,356	$353,434	$306,661	$1,193,962	$425,160	$318,687	$236,530	$213,585	$751,128

JLG Industries, Inc. - Page 9

JLG INDUSTRIES, INC.
EBITDA
QUARTERLY PERIODS
(in thousands)

	May 1,	January 30,	October 31,	July 31,	April 25,	January 25,	October 26,	July 31,
	2005	2005	2004	2004	2004	2004	2003	2003
Net income (loss)	$22,722	$7,484	($8,729)	$15,271	$8,687	$2,158	$533	$5,672
Interest expense	8,554	8,322	8,996	9,274	9,400	9,548	9,876	9,645
Income tax provision (benefit)	15,022	4,347	(5,170)	8,748	4,890	1,297	297	(527)
Depreciation and amortization	7,488	6,958	7,088	5,070	7,359	6,766	6,486	4,591

EBITDA	$53,786	$27,111	$2,185	$38,363	$30,336	$19,769	$17,192	$19,381

We monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings (loss) before interest, taxes and depreciation and amortization. EBITDA as presented differs from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

JLG Industries, Inc. - Page 10

JLG INDUSTRIES, INC.
EBITDA AND EBITDA MARGINS
TRAILING TWELVE MONTH PERIODS
(in thousands)

	May 1,	January 30,	October 31,	July 31,	April 25,	January 25,	October 26,	July 31,
	2005	2005	2004	2004	2004	2004	2003	2003
Net income	$36,748	$22,713	$17,387	$26,649	$17,050	$10,528	$12,596	$12,392
Interest expense	35,146	35,992	37,218	38,098	38,469	35,833	32,357	27,985
Income tax provision	22,947	12,815	9,765	15,232	5,957	2,085	2,777	2,635
Depreciation and amortization	26,604	26,475	26,283	25,681	25,202	22,774	21,155	19,937

EBITDA	$121,445	$97,995	$90,653	$105,660	$86,678	$71,220	$68,885	$62,949

Revenues	$1,590,611	$1,403,942	$1,287,038	$1,193,962	$1,002,360	$889,443	$804,226	$751,128

EBITDA Margin	7.6%	7.0%	7.0%	8.8%	8.6%	8.0%	8.6%	8.4%

We monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings before interest, taxes and depreciation and amortization. EBITDA as presented differs from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

JLG Industries, Inc. - Page 11

JLG INDUSTRIES, INC.
NET DEBT
(in thousands)

	May 1,	January 30,	October 31,	July 31,	April 25,	January 25,	October 26,	July 31,
	2005	2005	2004	2004	2004	2004	2003	2003
Revolving credit facilities	$—	$—	$—	$—	$14,000	$—	$—	$—
$15 million cash management facility	—	1,944	—	—	13,129	—	567	—
$125 million senior notes	112,975	125,000	125,000	125,000	125,000	125,000	125,000	125,000
$175 million senior subordinated notes	113,750	175,000	175,000	175,000	175,000	175,000	175,000	175,000
Miscellaneous debt	5,014	5,128	5,219	5,236	5,321	15,465	15,554	1,983
Fair value of interest rate swaps	(6,378)	(6,120)	(6,492)	(8,814)	(8,296)	(6,795)	(8,065)	(12,347)
Gain on terminated interest rate swap	3,128	4,981	5,149	5,318	5,487	5,656	5,825	5,994

Bank debt and notes	228,489	305,933	303,876	301,740	329,641	314,326	313,881	295,630
Limited recourse debt from finance receivables monetizations *	70,586	77,601	85,733	121,794	135,453	150,283	153,541	164,940

Total balance sheet debt	299,075	383,534	389,609	423,534	465,094	464,609	467,422	460,570

Net present value of off-balance sheet rental fleet lease	656	755	1,012	1,070	1,524	2,026	2,341	2,341
Net present value of off-balance sheet production equipment leases	2,583	3,709	3,991	4,399	4,966	5,181	5,564	5,941

Total off-balance sheet financing	3,239	4,464	5,003	5,469	6,490	7,207	7,905	8,282

Total balance sheet debt and off-balance sheet financing	302,314	387,998	394,612	429,003	471,584	471,816	475,327	468,852
Less: cash, cash equivalents and marketable securities	172,480	24,305	66,498	37,656	12,945	18,125	11,288	132,809
Less: limited recourse debt from finance receivables monetizations	70,586	77,601	85,733	121,794	135,453	150,283	153,541	164,940

Net debt	$59,248	$286,092	$242,381	$269,553	$323,186	$303,408	$310,498	$171,103

Shareholders’ Equity	$436,238	$284,746	$276,780	$281,270	$264,018	$252,252	$248,911	$247,714

Net Debt-to-Net Debt plus Shareholders’ Equity	12%	50%	47%	49%	55%	55%	56%	41%

Total Balance Sheet Debt-to-Total Balance Sheet Debt plus Shareholders’ Equity	41%	57%	58%	60%	64%	65%	65%	65%

* Maximum loss exposure under loss pool agreements related to both finance receivable monetizations and third-party financing	$28,179	$27,203	$26,068	$25,161	$23,757	$24,460	$23,380	$21,708

We monitor our net debt, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. We define net debt as the sum of total balance sheet debt and other off-balance sheet financing, minus cash and limited recourse debt arising from our monetizations of customer finance receivables.

JLG Industries, Inc. - Page 12

JLG INDUSTRIES, INC.
FREE CASH FLOW
(in thousands)

	Quarter Ended			Fiscal Year		Quarter Ended			Fiscal Year
	May 1,	January 30,	October 31,	Ended	July 31,	April 25,	January 25,	October 26,	Ended
	2005	2005	2004	July 31, 2004	2004	2004	2004	2003	July 31, 2003
Net income (loss)	$22,722	$7,484	($8,729)	$26,649	$15,271	$8,687	$2,158	$533	$12,392
Adjustments to reconcile net income (loss) to cash flow from operating activities:
Non-cash items	12,405	5,570	8,698	30,555	(8,619)	12,303	15,118	11,753	21,278
Accounts receivable	(16,355)	(29,659)	62,217	(66,296)	18,059	(57,552)	(27,823)	1,020	(35,324)
Inventories	(3,463)	(11,758)	(16,368)	9,188	13,060	(14,053)	3,296	6,885	43,137
Other current assets	(14,132)	3,497	(2,817)	8,780	(158)	(14,211)	26,225	(3,076)	(15,960)
Accounts payable	54,834	(10,833)	10,554	33,207	11,982	31,428	24,751	(34,954)	(46,026)
Accrued expenses	21,320	(5,837)	(9,743)	4,726	21,424	10,696	(30,514)	3,120	3,254
Finance receivables	1,944	6,970	(8,496)	(6,112)	(6,756)	(2,181)	1,770	1,055	40,487
Other cash from operations	21,946	(12,920)	(1,147)	(11,090)	(4,408)	(1,921)	(862)	(3,899)	(3,295)
Purchases of property, plant and equipment	(1,342)	(2,072)	(2,895)	(12,387)	(3,522)	(2,435)	(2,619)	(3,811)	(10,806)
Proceeds from sale of property, plant and equipment	874	81	81	90	(127)	127	1	89	216
Purchases of equipment held for rental	(6,719)	(8,851)	(10,089)	(26,689)	(10,246)	(4,491)	(9,743)	(2,209)	(16,342)
Proceeds from sale of equipment held for rental	3,103	16,037	4,150	33,269	20,563	8,008	3,557	1,141	19,063
Cash portion of acquisitions	—	(105)	—	(109,557)	(14,186)	—	—	(95,371)	—
Other cash from investments	503	(56)	(46)	333	(27)	507	(101)	(46)	(689)
Payment of dividends	(224)	(224)	(220)	(871)	(219)	(218)	(218)	(216)	(859)
Net proceeds from issuance of common stock	119,534	—	—	—	—	—	—	—	—
Exercise of stock options	6,714	1,276	5,086	2,414	276	1,242	746	150	93
Effect of exchange rate changes on cash	92	(1,729)	(2,767)	258	(562)	362	(183)	641	1,852
Seller financing	—	—	—	(10,000)	—	—	—	(10,000)	—
Capital lease assumed in OmniQuip acquisition	—	—	—	(3,630)	—	—	—	(3,630)	—
Debt assumed in Delta acquisition	—	—	—	(103)	(103)	—	—	—	—
Other (1)	3,088	(582)	(297)	(1,184)	1,931	3,924	1,531	(8,570)	15,310

Free Cash Flow	$226,844	($43,711)	$27,172	($98,450)	$53,633	($19,778)	$7,090	($139,395)	$27,781

(1)	Includes changes in other off-balance sheet debt.

In addition to measuring our cash flow generation and usage based upon the Statements of Cash Flows, we also measure our free cash flow. We define free cash flow as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt. Our measure of free cash flow may not be comparable to similarly titled measures being disclosed by other companies and is not a measure of financial performance that is in accordance with GAAP. We utilize free cash flow to explain the change in our net debt position from the prior period.

JLG Industries, Inc. - Page 13

JLG INDUSTRIES, INC.
STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	May 1, 2005	April 25, 2004	May 1, 2005	April 25, 2004	May 1, 2005	April 25, 2004
Revenues
Net sales	$1,149,977	$751,581	$1,149,977	$751,581	$—	$—
Financial products	9,089	11,031	—	—	9,089	11,031
Rentals	6,385	6,190	6,103	5,801	282	389

	1,165,451	768,802	1,156,080	757,382	9,371	11,420
Cost of sales	987,892	623,452	987,291	623,013	601	439

Gross profit	177,559	145,350	168,789	134,369	8,770	10,981
Selling and administrative expenses	98,456	86,117	96,996	84,214	1,460	1,903
Product development expenses	18,564	15,195	18,564	15,195	—	—
Restructuring charges	—	11	—	11	—	—

Income from operations	60,539	44,027	53,229	34,949	7,310	9,078
Other income (deductions):
Interest expense	(25,872)	(28,824)	(20,679)	(20,451)	(5,193)	(8,373)
Miscellaneous, net	1,009	2,659	1,009	2,659	—	—

Income before taxes	35,676	17,862	33,559	17,157	2,117	705
Income tax provision	14,199	6,484	13,356	6,228	843	256
Equity in income of Access Financial Solutions	—	—	1,274	449	—	—

Net income	$21,477	$11,378	$21,477	$11,378	$1,274	$449

Earnings per common share	$.48	$.27

Earnings per common share - assuming dilution	$.46	$.26

Cash dividends per share	$.015	$.015

Weighted average shares outstanding	45,045	42,821

Weighted average shares outstanding - assuming dilution	46,298	43,973

JLG Industries, Inc. - Page 14

JLG INDUSTRIES, INC.
BALANCE SHEETS
(in thousands, except per share data)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	May 1,	July 31,	May 1,	July 31,	May 1,	July 31,
	2005	2004	2005	2004	2005	2004
ASSETS
Current assets
Cash and cash equivalents	$97,531	$37,656	$97,531	$37,656	$—	$—
Marketable securities	74,949	—	74,949	—	—	—
Trade accounts and finance receivables — net	377,190	400,597	338,892	332,154	38,298	68,443
Inventories	185,370	154,405	185,370	154,405	—	—
Other current assets	58,753	41,058	58,753	41,058	—	—

Total current assets	793,793	633,716	755,495	565,273	38,298	68,443
Property, plant and equipment — net	78,270	91,504	78,094	91,504	176	—
Equipment held for rental — net	27,220	21,190	25,959	19,404	1,261	1,786
Finance receivables, less current portion	31,836	33,747	—	—	31,836	33,747
Pledged receivables, less current portion	40,459	86,559	—	—	40,459	86,559
Goodwill	63,134	62,885	63,134	62,885	—	—
Intangible assets — net	33,465	35,240	33,465	35,240	—	—
Investment in Access Financial Solutions	—	—	39,045	37,771	—	—
Receivable from Access Financial Solutions	—	—	2,401	31,398	—	—
Other assets	56,848	62,603	56,681	61,955	167	648

	$1,125,025	$1,027,444	$1,054,274	$905,430	$112,197	$191,183

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	$1,552	$1,729	$1,552	$1,729	$—	$—
Current portion of limited recourse debt from finance receivables monetizations	29,708	32,585	—	—	29,708	32,585
Accounts payable	194,588	139,990	194,588	139,990	—	—
Accrued expenses	116,285	118,860	116,201	118,652	84	208

Total current liabilities	342,133	293,164	312,341	260,371	29,792	32,793
Long-term debt, less current portion	226,937	300,011	226,937	300,011	—	—
Limited recourse debt from finance receivables monetizations, less current portion	40,878	89,209	—	—	40,878	89,209
Payable to JLG Industries, Inc.	—	—	—	—	2,401	31,398
Accrued post-retirement benefits	30,801	29,666	30,801	29,666	—	—
Other long-term liabilities	24,116	20,542	24,116	20,542	—	—
Provisions for contingencies	23,922	13,582	23,841	13,570	81	12
Shareholders’ equity
Capital stock:
Authorized shares: 100,000 at $.20 par value
Issued and outstanding shares: 50,975 shares; fiscal 2004 – 43,903 shares	10,195	8,781	10,195	8,781	30,000	30,000
Additional paid-in capital	163,974	29,571	163,974	29,571	—	—
Retained earnings	275,077	254,268	275,077	254,268	9,045	7,771
Unearned compensation	(2,642)	(5,333)	(2,642)	(5,333)	—	—
Accumulated other comprehensive loss	(10,366)	(6,017)	(10,366)	(6,017)	—	—

Total shareholders’ equity	436,238	281,270	436,238	281,270	39,045	37,771

	$1,125,025	$1,027,444	$1,054,274	$905,430	$112,197	$191,183

JLG Industries, Inc. - Page 15

JLG INDUSTRIES, INC.
STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	May 1, 2005	April 25, 2004	May 1, 2005	April 25, 2004	May 1, 2005	April 25, 2004
Operations
Net income	$21,477	$11,378	$21,477	$11,378	$1,274	$449
Adjustments to reconcile net income to cash flow from operating activities:
(Gain) loss on sale of property, plant and equipment	120	267	120	264	—	3
(Gain) loss on sale of equipment held for rental	(7,920)	117	(7,920)	117	—	—
Non-cash charges and credits:
Depreciation and amortization	21,534	20,611	20,913	20,182	621	429
Other	12,939	18,179	13,341	17,777	(402)	402
Changes in selected working capital items:
Accounts receivable	16,203	(84,355)	(10,498)	(88,260)	26,701	3,905
Inventories	(31,589)	(3,872)	(31,589)	(3,872)	—	—
Accounts payable	54,555	21,225	54,555	21,225	—	—
Other operating assets and liabilities	(7,712)	(7,760)	(7,588)	(7,739)	(124)	(21)
Changes in finance receivables	418	644	—	—	418	644
Changes in pledged finance receivables	226	(15,090)	—	—	226	(15,090)
Changes in other assets and liabilities	7,879	(6,682)	7,329	(6,322)	550	(360)

Cash flow from operating activities	88,130	(45,338)	60,140	(35,250)	29,264	(9,639)

Investments
Purchases of property, plant and equipment	(6,309)	(8,865)	(6,114)	(8,865)	(195)	—
Proceeds from the sale of property, plant and equipment	1,036	217	1,036	217	—	—
Purchases of equipment held for rental	(25,659)	(16,443)	(25,582)	(16,182)	(77)	(261)
Proceeds from the sale of equipment held for rental	23,290	12,706	23,290	12,706	—	—
Purchases of held-to-maturity securities	(224,987)	—	(224,987)	—	—	—
Maturities of held-to-maturity securities	150,038	—	150,038	—	—	—
Cash portion of acquisitions	(105)	(95,371)	(105)	(95,371)	—	—
Investment in income of Access Financial Solutions	—	—	(1,274)	(449)	—	—
Other	401	360	401	360	—	—

Cash flow from investing activities	(82,295)	(107,396)	(83,297)	(107,584)	(272)	(261)

Financing
Net increase in short-term debt	52	13,142	52	13,142	—	—
Issuance of long-term debt	156,056	170,000	156,056	170,000	—	—
Repayment of long-term debt	(229,606)	(166,304)	(229,606)	(166,304)	—	—
Issuance of limited recourse debt	—	13,979	—	—	—	13,979
Repayment of limited recourse debt	—	(253)	—	—	—	(253)
Change in receivable from Access Financial Solutions	—	—	28,997	3,826	—	—
Change in payable to JLG Industries, Inc.	—	—	—	—	(28,997)	(3,826)
Net proceeds from issuance of common stock	119,534	—	119,534	—	—	—
Payment of dividends	(668)	(652)	(668)	(652)	—	—
Exercise of stock options	13,076	2,138	13,076	2,138	—	—

Cash flow from financing activities	58,444	32,050	87,441	22,150	(28,997)	9,900

Currency Adjustments
Effect of exchange rate changes on cash	(4,404)	820	(4,409)	820	5	—

Cash and Cash Equivalents
Net change in cash and cash equivalents	59,875	(119,864)	59,875	(119,864)	—	—
Beginning balance	37,656	132,809	37,656	132,809	—	—

Ending balance	$97,531	$12,945	$97,531	$12,945	$—	$—

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